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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2005

                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                      0-11514                       31-1041397
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.


         On September 26, 2005, the Company's board of directors elected Robert Lindeman, age 37, to serve as President of the Company, effective October 31, 2005. Mr. Lindeman has spent more than 15 years with the Company most recently as Executive Vice President and Chief Development Officer since July 2005. Mr. Lindeman served as the Company's Chief Development Officer since October 2003. Prior to becoming the Company's Chief Development Officer, Mr. Lindeman was the Company's Vice President of Franchising since October 2000. Prior to becoming the Company's Vice President of Franchising, Mr. Lindeman was the Company's Director of Franchising since 1998.

         The Company's board of directors also elected James Howenstein, age 34, to serve as Chief Operating Officer, effective October 31, 2005. Mr. Howenstein has spent more than 15 years with the Company most recently as Vice President of Operations since 2003. Prior to that Mr. Howenstein served as Regional Vice President since March 2002 and prior to that, a Regional Operations Manager since 1999.

         Todd B. Barnum will retain the positions of Chairman and Chief Executive Officer.

         The Company's press release, dated September 27, 2005, announcing the elections of Messrs. Lindeman and Howenstein is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

         The Company expects the Compensation Committee to meet in the future to determine compensation for Messrs. Lindeman and Howenstein and any such change in the compensation of Messrs. Lindeman and Howenstein will be disclosed via amendment to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

             Exhibit No.                         Description

                 99 Press Release, dated September 27, 2005, entitled "Max & Erma's Announces Senior Level Promotions"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAX & ERMA'S RESTAURANTS, INC.


Date:  September 29, 2005                By:  /s/ William C. Niegsch, Jr.
                                              ---------------------------------
                                              William C. Niegsch, Jr., Executive
                                              Vice President and Chief
                                              Financial Officer




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                                  EXHIBIT INDEX

  Exhibit No.                             Description

     99 Press Release, dated September 27, 2005, entitled "Max & Erma's Announces Senior Level Promotions"